UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                          Date of Report: March 9, 2004
                        (Date of earliest event reported)

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

       DELAWARE                    333-56857                     39-1927923
       DELAWARE                    333-56857-01                  39-1928505
       DELAWARE                    333-56857-02                  52-2055893
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Item 5.  Other Events
---------------------

This Current Report on Form 8-K includes the following items:

-- On March 9, 2004, Alliance Laundry Holdings LLC (the "Company") issued a press release announcing its earnings for the year ended December 31, 2003. This press release is included as exhibit 99.1 to this report.


* This report is being filed pursuant to requirements contained in the indenture governing the registrant's Senior Subordinated Notes and not as required under
Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Systems LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 9th day of March 2004.

        Signature                        Title                      Date
        ---------                        -----                      ----

   /s/ Thomas L'Esperance     Chairman and CEO                     3-9-04
-----------------------------                                   ------------
     Thomas L'Esperance

   /s/ Bruce P. Rounds        Vice President and                   3-9-04
----------------------------- Chief Financial Officer           ------------
     Bruce P. Rounds


Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Corp. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 9th day of March 2004.

        Signature                        Title                      Date
        ---------                        -----                      ----

   /s/ Thomas L'Esperance     Chairman and CEO                     3-9-04
-----------------------------                                   ------------
     Thomas L'Esperance

   /s/ Bruce P. Rounds        Vice President and                   3-9-04
----------------------------- Chief Financial Officer           ------------
     Bruce P. Rounds


Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 9th day of March 2004.

        Signature                        Title                      Date
        ---------                        -----                      ----

   /s/ Thomas L'Esperance     Chairman and CEO                     3-9-04
-----------------------------                                   ------------
     Thomas L'Esperance

   /s/ Bruce P. Rounds        Vice President and                   3-9-04
----------------------------- Chief Financial Officer           ------------
     Bruce P. Rounds

EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated March 9, 2004, regarding the earnings of Alliance Laundry Holdings LLC for the year ended December 31, 2003.